EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JULY 31, 2003


The information which is required to be prepared with respect to the Payment Date of August 20, 2003, and with respect to the performance of the Trust during the period of July 1, 2003 through July 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder .........       $                 --
                                                                                                               --------------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder .........       $                 --
                                                                                                               --------------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder .........       $                 --
                                                                                                               --------------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder .........       $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest ........................       $            1.12500
                                                                                                               --------------------

      2.  The amount of distribution in respect to the Class B Monthly Interest ........................       $            1.50000
                                                                                                               --------------------

      3.  The amount of distribution in respect to the Class C Monthly Interest ........................       $            2.12500
                                                                                                               --------------------

      4.  The amount of distribution in respect to the Class D Monthly Interest ........................       $            4.25000
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder ........................       $            1.12500
                                                                                                               --------------------

      2.  The total amount of distribution in respect to the Class B Noteholder ........................       $            1.50000
                                                                                                               --------------------

      3.  The total amount of distribution in respect to the Class C Noteholder ........................       $            2.12500
                                                                                                               --------------------

      4.  The total amount of distribution in respect to the Class D Noteholder ........................       $            4.25000
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables
           for the Monthly Period preceding such Payment Date ..........................................       $     546,325,151.16
                                                                                                               --------------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date ...............       $      51,812,969.34
                                                                                                               --------------------

      3.  Recoveries for the preceding Monthly Period ..................................................       $         524,695.21
                                                                                                               --------------------

      4.  The Defaulted Amount for the preceding Monthly Period ........................................       $      21,012,826.98
                                                                                                               --------------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables for the preceding Monthly
            Period .....................................................................................                       8.88%
                                                                                                               --------------------

      6.  The total amount of Principal Receivables in the trust at the beginning of
            the preceding Monthly Period ...............................................................       $   2,688,561,350.34
                                                                                                               --------------------

      7.  The total amount of Principal Receivables in the trust as of the last day of
            the preceding Monthly Period................................................................       $   2,719,132,253.52
                                                                                                               --------------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period .......................................................     $    64,516,185.35
                                                                                                                 ------------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
           last day of the preceding Monthly Period ........................................................     $    64,621,014.37
                                                                                                                 ------------------

      10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
           of the preceding Monthly Period .................................................................     $ 1,759,750,000.00
                                                                                                                 ------------------

      11.  The Transferor Interest as of the last day of the preceding Monthly Period ......................     $   959,382,253.52
                                                                                                                 ------------------

      12.  The transferor percentage as of the last day of the preceding Monthly Period ....................                  35.28%
                                                                                                                 ------------------

      13.  The Required Transferor Percentage ..............................................................                   7.00%
                                                                                                                 ------------------

      14.  The Required Transferor Interest ................................................................     $   190,339,257.75
                                                                                                                 ------------------

      15.  The monthly principal payment rate for the preceding Monthly Period .............................                 20.320%
                                                                                                                 ------------------

      16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ....     $               --
                                                                                                                 ------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                              Percentage                Aggregate
                                                               of Total                  Account
                                                             Receivables                 Balance
                                                            ---------------          -----------------
             (a) Delinquent between 30 days and 59 days             1.751%            $ 48,732,797.90
             (b) Delinquent between 60 days and 89 days             1.265%            $ 35,217,278.11
             (c) Delinquent between 90 days and 119 days            1.196%            $ 33,286,640.46
             (d) Delinquent between 120 days and 149 days           0.998%            $ 27,774,255.42
             (e) Delinquent between 150 days and 179 days           0.948%            $ 26,399,625.55
             (f) Delinquent 180 days or greater                     0.000%            $      5,720.00
                                                            ---------------          -----------------
             (e) Aggregate                                          6.158%            $171,416,317.44
                                                            ===============          =================


V.  Information regarding Series 2000-C

      1.  The amount of Principal Receivables in the Trust represented by the Invested
           Amount of Series 2000-C as of the last day of the related Monthly Period .....                       $   400,000,000.00
                                                                                                                ------------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2000-C on the last day of the related Monthly Period                       $   400,000,000.00
                                                                                                                ------------------
                                                                                                 NOTE FACTORS
      3.  The amount of Principal Receivables in the Trust represented by the Class A
           Note Principal Balance on the last day of the related Monthly Period .........           1.0000      $   320,000,000.00
                                                                                                                ------------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B
           Note Principal Balance on the last day of the related Monthly Period .........           1.0000      $    38,000,000.00
                                                                                                                ------------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C
           Note Principal Balance on the last day of the related Monthly Period .........           1.0000      $    28,000,000.00
                                                                                                                ------------------

      6.  The amount of Principal Receivables in the trust represented by the Class D
           Note Principal Balance on the last day of the related Monthly Period .........           1.0000      $    14,000,000.00
                                                                                                                ------------------

      7.  The Floating Investor Percentage with respect to the period:

      July 1, 2003 through July 16, 2003 ................................................                               14.8778454%
                                                                                                                ------------------
      July 17, 2003 through July 31, 2003 ...............................................                               14.5820218%
                                                                                                                ------------------

      8.  The Fixed Investor Percentage with respect to the period:

      July 1, 2003 through July 16, 2003 ................................................                                      N/A
                                                                                                                ------------------
      July 17, 2003 through July 31, 2003 ...............................................                                      N/A
                                                                                                                ------------------

      9. The amount of Investor Principal Collections applicable to Series 2000-C .......                       $    80,450,057.89
                                                                                                                ------------------

      10a.  The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date ...............................                       $     6,123,062.70
                                                                                                                ------------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a)
           of the Master Indenture ......................................................                       $     1,524,668.69
                                                                                                                ------------------

      11.  The Investor Default Amount for the related Monthly Period ...................                       $     3,073,342.24
                                                                                                                ------------------

      12.  The Monthly Servicing Fee for the related Monthly Period .......................................        $     666,666.67
                                                                                                                   ----------------

      13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period .............................................                   22.94%
                                                                                                                   ----------------

             b. The default rate for the related Monthly Period ...........................................                    9.22%
                                                                                                                   ----------------

             c. The Net Portfolio Yield for the related Monthly Period ....................................                   13.72%
                                                                                                                   ----------------

             d.  The Base Rate for the related Monthly Period .............................................                    3.61%
                                                                                                                   ----------------

             e.  The Excess Spread Percentage for the related Monthly Period ..............................                   10.11%
                                                                                                                   ----------------

             f.  The Quarterly Excess Spread Percentage for the related Monthly Period ....................                   10.19%
                                                                                                                   ----------------

                   I) Excess Spread Percentage related to                                 Jul-03                              10.11%
                                                                                                                   ----------------

                   ii) Excess Spread Percentage related to                                Jun-03                              10.25%
                                                                                                                   ----------------

                   iii) Excess Spread Percentage related to                               May-03                              10.22%
                                                                                                                   ----------------

      14.  Floating Rate Determinations:

         LIBOR for the Interest Period from July 21 through and including August 19, 2003  ................                 1.10000%
                                                                                                                   ----------------

      15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related
                  Payment Date (after taking into consideration deposits and withdraws
                  for the related Payment Date) ...........................................................        $             --
                                                                                                                   ----------------

             b.  The Accumulation Shortfall with respect to the related Monthly Period ....................        $             --
                                                                                                                   ----------------

             c.  The Principal Funding Investment Proceeds deposited in the Collection
                  Account to be treated as Available Finance Charge Collections ...........................        $             --
                                                                                                                   ----------------

      16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) ..................................................................        $             --
                                                                                                                   ----------------

             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                  Collections .............................................................................        $             --
                                                                                                                   ----------------

             c.  Interest earnings on the Reserve Account deposited into the Collection
                  Account to be treated as Available Finance Charge Collections ...........................        $             --
                                                                                                                   ----------------

      17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date ..................        $   7,000,000.00
                                                                                                                   ----------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date .................        $   7,000,000.00
                                                                                                                   ----------------

      18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ..............        $             --
                                                                                                                   ----------------

             b.  The aggregate amount of Investor Charge-Offs reimbursed
                  on the Payment Date .....................................................................        $             --
                                                                                                                   ----------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period .......................        $             --
                                                                                                                   ----------------


                   Advanta Bank Corp.
                   as Servicer

                   By: /s/ MARK SHAPIRO
                   Name: Mark Shapiro
                   Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JULY 31, 2003


The information which is required to be prepared with respect to the Payment Date of August 20, 2003, and with respect to the performance of the Trust during the period of July 1, 2003 through July 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder      $               --
                                                                                                     ------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder      $               --
                                                                                                     ------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder      $               --
                                                                                                     ------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder      $               --
                                                                                                     ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest ..............     $          1.16667
                                                                                                    ------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest ..............     $          1.62500
                                                                                                    ------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest ..............     $          2.20833
                                                                                                    ------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest ..............     $          5.08333
                                                                                                    ------------------

III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder ..............     $          1.16667
                                                                                                    ------------------

       2.  The total amount of distribution in respect to the Class B Noteholder ..............     $          1.62500
                                                                                                    ------------------

       3.  The total amount of distribution in respect to the Class C Noteholder ..............     $          2.20833
                                                                                                    ------------------

       4.  The total amount of distribution in respect to the Class D Noteholder ..............     $          5.08333
                                                                                                    ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables
            for the Monthly Period preceding such Payment Date ................................     $   546,325,151.16
                                                                                                    ------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date .....     $    51,812,969.34
                                                                                                    ------------------

       3.  Recoveries for the preceding Monthly Period ........................................     $       524,695.21
                                                                                                    ------------------

       4.  The Defaulted Amount for the preceding Monthly Period ..............................     $    21,012,826.98
                                                                                                    ------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period,
             and the denominator is the average Receivables for the preceding Monthly Period ..                   8.88%
                                                                                                    ------------------

       6.  The total amount of Principal Receivables in the trust at the beginning of the
             preceding Monthly Period .........................................................     $ 2,688,561,350.34
                                                                                                    ------------------

       7.  The total amount of Principal Receivables in the trust as of the last day of the
             preceding Monthly Period .........................................................     $ 2,719,132,253.52
                                                                                                    ------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust
            at the beginning of the preceding Monthly Period ..................................     $    64,516,185.35
                                                                                                    ------------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust
            as of the last day of the preceding Monthly Period ................................     $    64,621,014.37
                                                                                                    ------------------

       10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
            of the last day of the preceding Monthly Period ...................................     $ 1,759,750,000.00
                                                                                                    ------------------

       11.  The Transferor Interest as of the last day of the preceding Monthly Period ........     $   959,382,253.52
                                                                                                    ------------------

       12.  The transferor percentage as of the last day of the preceding Monthly Period ......                  35.28%
                                                                                                    ------------------

       13.  The Required Transferor Percentage ................................................                   7.00%
                                                                                                    ------------------

       14.  The Required Transferor Interest ..................................................     $   190,339,257.75
                                                                                                    ------------------

       15.  The monthly principal payment rate for the preceding Monthly Period ...............                 20.320%
                                                                                                    ------------------

       16.  The balance in the Excess Funding Account as of the last day of the preceding
            Monthly Period ....................................................................     $               --
                                                                                                    ------------------

       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                              Percentage                    Aggregate
                                                               of Total                      Account
                                                             Receivables                     Balance
                                                            ---------------                 ---------
            (a) Delinquent between 30 days and 59 days          1.751%                   $ 48,732,797.90
            (b) Delinquent between 60 days and 89 days          1.265%                   $ 35,217,278.11
            (c) Delinquent between 90 days and 119 days         1.196%                   $ 33,286,640.46
            (d) Delinquent between 120 days and 149 days        0.998%                   $ 27,774,255.42
            (e) Delinquent between 150 days and 179 days        0.948%                   $ 26,399,625.55
            (f) Delinquent 180 days or greater                  0.000%                   $      5,720.00
                                                            -----------                ------------------
            (e) Aggregate                                       6.158%                   $171,416,317.44
                                                            ===========                ==================


V.  Information regarding Series 2001-A

       1.  The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2001-A as of the last day of the related
            Monthly Period ................................................................                     $ 300,000,000.00
                                                                                                                ----------------

       2.  The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2001-A on the last day of the related
            Monthly Period ................................................................                     $ 300,000,000.00
                                                                                                                ----------------
                                                                                              NOTE FACTORS
       3.  The amount of Principal Receivables in the Trust represented by the Class
            A Note Principal Balance on the last day of the related Monthly Period ........         1.0000      $ 240,000,000.00
                                                                                                                ----------------

       4.  The amount of Principal Receivables in the Trust represented by the Class
            B Note Principal Balance on the last day of the related Monthly Period ........         1.0000      $  28,500,000.00
                                                                                                                ----------------

       5.  The amount of Principal Receivables in the Trust represented by the Class C
            Note Principal Balance on the last day of the related Monthly Period ..........         1.0000      $  21,000,000.00
                                                                                                                ----------------

       6.  The amount of Principal Receivables in the trust represented by the Class D
            Note Principal Balance on the last day of the related Monthly Period ..........         1.0000      $  10,500,000.00
                                                                                                                ----------------

       7.  The Floating Investor Percentage with respect to the period:

       July 1, 2003 through July 16, 2003 .................................................                           11.1583840%
                                                                                                                ----------------
       July 17, 2003 through July 31, 2003 ................................................                           10.9365163%
                                                                                                                ----------------

       8.  The Fixed Investor Percentage with respect to the period:

       July 1, 2003 through July 16, 2003 .................................................                                  N/A
                                                                                                                ----------------
       July 17, 2003 through July 31, 2003 ................................................                                  N/A
                                                                                                                ----------------

       9. The amount of Investor Principal Collections applicable to Series 2001-A ........                     $  60,337,543.15
                                                                                                                ----------------

       10a.  The amount of Available Finance Charge Collections on deposit in the
              Collection Account on the related Payment Date ..............................                     $   4,592,297.00
                                                                                                                ----------------

       10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture .....................................                     $   1,143,501.52
                                                                                                                ----------------

       11.  The Investor Default Amount for the related Monthly Period ....................                     $   2,305,006.67
                                                                                                                ----------------

       12.  The Monthly Servicing Fee for the related Monthly Period ......................                     $     500,000.00
                                                                                                                ----------------

       13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period ..............................                                22.94%
                                                                                                                ----------------

            b. The default rate for the related Monthly Period ............................                                 9.22%
                                                                                                                ----------------

            c. The Net Portfolio Yield for the related Monthly Period .....................                                13.72%
                                                                                                                ----------------

            d.  The Base Rate for the related Monthly Period ..............................                                 3.70%
                                                                                                                ----------------

            e.  The Excess Spread Percentage for the related Monthly Period ...............                                10.02%
                                                                                                                ----------------

            f.  The Quarterly Excess Spread Percentage for the related Monthly Period .....                                10.10%
                                                                                                                ----------------

                  i) Excess Spread Percentage related to Jul-03..............................                              10.02%
                                                                                                                ----------------

                  ii) Excess Spread Percentage related to Jun-03.............................                              10.16%
                                                                                                                ----------------

                  iii) Excess Spread Percentage related to  May-03 .......................                                 10.12%
                                                                                                                ----------------

       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from July 21 through and including
            August 19, 2003 ...............................................................                              1.10000%
                                                                                                                ----------------

       15.  Principal Funding Account

            a.  The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration deposits and withdraws
                 for the related Payment Date) ............................................                     $             --
                                                                                                                ----------------

            b.  The Accumulation Shortfall with respect to the related Monthly Period .....                     $             --
                                                                                                                ----------------

            c.  The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections ............                     $             --
                                                                                                                ----------------

       16.  Reserve Account

            a.  The amount on deposit in the Reserve Account on the related Payment
                  Date (after taking into consideration deposits and withdraws for the
                  related Payment Date) ...................................................                     $             --
                                                                                                                ----------------

            b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                 Collections ..............................................................                     $             --
                                                                                                                ----------------

            c.  Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections ............                     $             --
                                                                                                                ----------------

       17.  Cash Collateral Account

            a.  The Required Cash Collateral Account Amount on the related Payment Date ...                     $   5,250,000.00
                                                                                                                ----------------

            b.  The Available Cash Collateral Account Amount on the related Payment Date ..                     $   5,250,000.00
                                                                                                                ----------------

       18.  Investor Charge-Offs

            a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period                     $             --
                                                                                                                ----------------

            b.  The aggregate amount of Investor Charge-Offs reimbursed
                 on the Payment Date ......................................................                     $             --
                                                                                                                ----------------

       19.  The Monthly Principal Reallocation Amount for the related Monthly Period ......                     $             --
                                                                                                                ----------------


                  Advanta Bank Corp.
                  as Servicer

                  By:  /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                           PERIOD ENDING JULY 31, 2003


The information which is required to be prepared with respect to the Payment Date of August 20, 2003, and with respect to the performance of the Trust during the period of July 1, 2003 through July 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..........     $                 --
                                                                                                               --------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..........     $                 --
                                                                                                               --------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..........     $                 --
                                                                                                               --------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..........     $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest .........................     $            1.08333
                                                                                                               --------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest .........................     $            1.50000
                                                                                                               --------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest .........................     $            2.37500
                                                                                                               --------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest .........................     $            6.33333
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder .........................     $            1.08333
                                                                                                               --------------------

       2.  The total amount of distribution in respect to the Class B Noteholder .........................     $            1.50000
                                                                                                               --------------------

       3.  The total amount of distribution in respect to the Class C Noteholder .........................     $            2.37500
                                                                                                               --------------------

       4.  The total amount of distribution in respect to the Class D Noteholder .........................     $            6.33333
                                                                                                               --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for
            the Monthly Period preceding such Payment Date ...............................................     $     546,325,151.16
                                                                                                               --------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date ................     $      51,812,969.34
                                                                                                               --------------------

       3.  Recoveries for the preceding Monthly Period ...................................................     $         524,695.21
                                                                                                               --------------------

       4.  The Defaulted Amount for the preceding Monthly Period .........................................     $      21,012,826.98
                                                                                                               --------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
             Monthly Period, and the denominator is the average Receivables for
             the preceding Monthly Period ................................................................                     8.88%
                                                                                                               --------------------

       6.  The total amount of Principal Receivables in the trust at the beginning of
             the preceding Monthly Period ................................................................     $   2,688,561,350.34
                                                                                                               --------------------

       7.  The total amount of Principal Receivables in the trust as of the last day of
             the preceding Monthly Period ................................................................     $   2,719,132,253.52
                                                                                                               --------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust
            at the beginning of the preceding Monthly Period .............................................     $      64,516,185.35
                                                                                                               --------------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust
            as of the last day of the preceding Monthly Period ...........................................     $      64,621,014.37
                                                                                                               --------------------

       10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
            of the last day of the preceding Monthly Period ..............................................     $   1,759,750,000.00
                                                                                                               --------------------

       11.  The Transferor Interest as of the last day of the preceding Monthly Period ...................     $     959,382,253.52
                                                                                                               --------------------

       12.  The transferor percentage as of the last day of the preceding Monthly Period .................                    35.28%
                                                                                                               --------------------

       13.  The Required Transferor Percentage ...........................................................                     7.00%
                                                                                                               --------------------

       14.  The Required Transferor Interest .............................................................     $     190,339,257.75
                                                                                                               --------------------

       15.  The monthly principal payment rate for the preceding Monthly Period ..........................                   20.320%
                                                                                                               --------------------

       16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period       $                 --
                                                                                                               --------------------

       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                 Percentage                   Aggregate
                                                                  of Total                     Account
                                                                Receivables                    Balance
                                                               ---------------            ----------------
            (a) Delinquent between 30 days and 59 days            1.751%                   $ 48,732,797.90
            (b) Delinquent between 60 days and 89 days            1.265%                   $ 35,217,278.11
            (c) Delinquent between 90 days and 119 days           1.196%                   $ 33,286,640.46
            (d) Delinquent between 120 days and 149 days          0.998%                   $ 27,774,255.42
            (e) Delinquent between 150 days and 179 days          0.948%                   $ 26,399,625.55
            (f) Delinquent 180 days or greater                    0.000%                   $      5,720.00
                                                                  -------                  ----------------
            (e) Aggregate                                         6.158%                   $ 171,416,317.44
                                                                  =======                  ================


V.  Information regarding Series 2002-A

       1.  The amount of Principal Receivables in the Trust represented by the Invested
            Amount of Series 2002-A as of the last day of the related Monthly Period ......                        $ 300,000,000.00
                                                                                                                   ----------------

       2.  The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2002-A on the last day of the related Monthly Period                         $ 300,000,000.00
                                                                                                                   ----------------
                                                                                              NOTE FACTORS
       3.  The amount of Principal Receivables in the Trust represented by the Class A
            Note Principal Balance on the last day of the related Monthly Period ..........      1.0000            $ 240,000,000.00
                                                                                                                   ----------------

       4.  The amount of Principal Receivables in the Trust represented by the Class B
            Note Principal Balance on the last day of the related Monthly Period ..........      1.0000            $  27,750,000.00
                                                                                                                   ----------------

       5.  The amount of Principal Receivables in the Trust represented by the Class C
            Note Principal Balance on the last day of the related Monthly Period ..........      1.0000            $  21,750,000.00
                                                                                                                   ----------------

       6.  The amount of Principal Receivables in the trust represented by the Class D
            Note Principal Balance on the last day of the related Monthly Period ..........      1.0000            $  10,500,000.00
                                                                                                                   ----------------

       7.  The Floating Investor Percentage with respect to the period:

       July 1, 2003 through July 16, 2003 .................................................                              11.1583840%
                                                                                                                   ----------------
       July 17, 2003 through July 31, 2003 ................................................                              10.9365163%
                                                                                                                   ----------------

       8.  The Fixed Investor Percentage with respect to the period:

       July 1, 2003 through July 16, 2003 .................................................                                     N/A
                                                                                                                   ----------------
       July 17, 2003 through July 31, 2003 ................................................                                     N/A
                                                                                                                   ----------------

       9. The amount of Investor Principal Collections applicable to Series 2002-A ........                        $  60,337,543.15
                                                                                                                   ----------------

       10a. The amount of the Investor Finance Charge Collections on deposit in the
              Collection Account on the Related Payment Date to be treated as Servicer
              Interchange .................................................................                        $      62,500.00
                                                                                                                   ----------------

       10b.  The amount of Available Finance Charge Collections on deposit in the
               Collection Account on the related Payment Date .............................                        $   4,592,297.00
                                                                                                                   ----------------

       10c.  The amount of Available Finance Charge Collections not on deposit in the
              Collection Account on the related Payment Date pursuant to Section 8.04(a)
              of the Master Indenture .....................................................                        $   1,081,001.52
                                                                                                                   ----------------

       11.  The Investor Default Amount for the related Monthly Period ....................                  $       2,305,006.67
                                                                                                             --------------------

       12.  The Monthly Servicing Fee for the related Monthly Period ......................                  $         500,000.00
                                                                                                             --------------------

       13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period ..............................                                 22.94%
                                                                                                             --------------------

            b. The default rate for the related Monthly Period ............................                                  9.22%
                                                                                                             --------------------

            c. The Net Portfolio Yield for the related Monthly Period .....................                                 13.72%
                                                                                                             --------------------

            d.  The Base Rate for the related Monthly Period ..............................                                  3.68%
                                                                                                             --------------------

            e.  The Excess Spread Percentage for the related Monthly Period ...............                                 10.04%
                                                                                                             --------------------

            f.  The Quarterly Excess Spread Percentage for the related Monthly Period .....                                 10.12%
                                                                                                             --------------------

                  i) Excess Spread Percentage related to                       Jul-03                                       10.04%
                                                                                                             --------------------

                  ii) Excess Spread Percentage related to                      Jun-03                                       10.18%
                                                                                                             --------------------

                  iii) Excess Spread Percentage related to                     May-03                                       10.15%
                                                                                                             --------------------

       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from July 21 through and including August 19, 2003                                1.10000%
                                                                                                             --------------------

       15.  Principal Funding Account

            a.  The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration deposits and withdraws for
                 the related Payment Date) ................................................                  $                 --
                                                                                                             --------------------

            b.  The Accumulation Shortfall with respect to the related Monthly Period .....                  $                 --
                                                                                                             --------------------

            c.  The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections ............                  $                 --
                                                                                                             --------------------

       16.  Reserve Account

            a.  The amount on deposit in the Reserve Account on the related Payment
                  Date (after taking into consideration deposits and withdraws for the
                  related Payment Date) ...................................................                  $                 --
                                                                                                             --------------------

            b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                 Collections ..............................................................                  $                 --
                                                                                                             --------------------

            c.  Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections ............                  $                 --
                                                                                                             --------------------

       17.  Cash Collateral Account

            a.  The Required Cash Collateral Account Amount on the related Payment Date ...                  $       6,000,000.00
                                                                                                             --------------------

            b.  The Available Cash Collateral Account Amount on the related Payment Date ..                  $       6,000,000.00
                                                                                                             --------------------

       18.  Investor Charge-Offs

            a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period                  $                 --
                                                                                                             --------------------

            b.  The aggregate amount of Investor Charge-Offs reimbursed
                 on the Payment Date ......................................................                  $                 --
                                                                                                             --------------------

       19.  The Monthly Principal Reallocation Amount for the related Monthly Period ......                  $                 --
                                                                                                             --------------------


                  Advanta Bank Corp.
                  as Servicer

                  By:  /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                           PERIOD ENDING JULY 31, 2003


The information which is required to be prepared with respect to the Payment Date of August 20, 2003, and with respect to the performance of the Trust during the period of July 1, 2003 through July 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholder .........     $                 --
                                                                                                               --------------------

        2.  The amount of distribution in respect to principal payment to the Class B Noteholder .........     $                 --
                                                                                                               --------------------

        3.  The amount of distribution in respect to principal payment to the Class C Noteholder .........     $                 --
                                                                                                               --------------------

        4.  The amount of distribution in respect to principal payment to the Class D Noteholder .........     $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest ........................     $            1.25000
                                                                                                               --------------------

        2.  The amount of distribution in respect to the Class B Monthly Interest ........................     $            2.37500
                                                                                                               --------------------

        3.  The amount of distribution in respect to the Class C Monthly Interest ........................     $            3.83333
                                                                                                               --------------------

        4.  The amount of distribution in respect to the Class D Monthly Interest ........................     $            7.58333
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder ........................     $            1.25000
                                                                                                               --------------------

        2.  The total amount of distribution in respect to the Class B Noteholder ........................     $            2.37500
                                                                                                               --------------------

        3.  The total amount of distribution in respect to the Class C Noteholder ........................     $            3.83333
                                                                                                               --------------------

        4.  The total amount of distribution in respect to the Class D Noteholder ........................     $            7.58333
                                                                                                               --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables for
             the Monthly Period preceding such Payment Date ..............................................     $     546,325,151.16
                                                                                                               --------------------

        2.  The aggregate amount of such Collections with respect to Finance Charge and
             Administrative Receivables for the Monthly Period preceding such Payment Date ...............     $      51,812,969.34
                                                                                                               --------------------

        3.  Recoveries for the preceding Monthly Period ..................................................     $         524,695.21
                                                                                                               --------------------

        4.  The Defaulted Amount for the preceding Monthly Period ........................................     $      21,012,826.98
                                                                                                               --------------------

        5.  The annualized percentage equivalent of a fraction, the numerator of which is the
             Defaulted Amount less Recoveries for the preceding Monthly Period, and the
             denominator is the average Receivables for the preceding Monthly Period .....................                     8.88%
                                                                                                               --------------------

        6.  The total amount of Principal Receivables in the trust at the beginning of the
             preceding Monthly Period ....................................................................     $   2,688,561,350.34
                                                                                                               --------------------

        7.  The total amount of Principal Receivables in the trust as of the last day of the
             preceding Monthly Period ....................................................................     $   2,719,132,253.52
                                                                                                               --------------------

        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
             the beginning of the preceding Monthly Period ...............................................     $      64,516,185.35
                                                                                                               --------------------

        9.  The total amount of Finance Charge and Administrative Receivables in the Trust as
             of the last day of the preceding Monthly Period .............................................     $      64,621,014.37
                                                                                                               --------------------

        10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
             the last day of the preceding Monthly Period ................................................     $   1,759,750,000.00
                                                                                                               --------------------

        11.  The Transferor Interest as of the last day of the preceding Monthly Period ..................     $     959,382,253.52
                                                                                                               --------------------

        12.  The transferor percentage as of the last day of the preceding Monthly Period ................                    35.28%
                                                                                                               --------------------

        13.  The Required Transferor Percentage ..........................................................                     7.00%
                                                                                                               --------------------

        14.  The Required Transferor Interest ............................................................     $     190,339,257.75
                                                                                                               --------------------

        15.  The monthly principal payment rate for the preceding Monthly Period .........................                   20.320%
                                                                                                               --------------------

        16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period      $                 --
                                                                                                               --------------------

        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                Percentage              Aggregate
                                                                 of Total                Account
                                                                Receivables              Balance
                                                                -----------          -----------------
               (a) Delinquent between 30 days and 59 days         1.751%              $ 48,732,797.90
               (b) Delinquent between 60 days and 89 days         1.265%              $ 35,217,278.11
               (c) Delinquent between 90 days and 119 days        1.196%              $ 33,286,640.46
               (d) Delinquent between 120 days and 149 days       0.998%              $ 27,774,255.42
               (e) Delinquent between 150 days and 179 days       0.948%              $ 26,399,625.55
               (f) Delinquent 180 days or greater                 0.000%              $      5,720.00
                                                                ---------            -----------------
               (e) Aggregate                                      6.158%              $171,416,317.44
                                                                =========            =================


V.  Information regarding Series 2003-A

        1.  The amount of Principal Receivables in the Trust represented by the Invested
             Amount of Series 2003-A as of the last day of the related Monthly Period ........                     $400,000,000.00
                                                                                                                   ---------------

        2.  The amount of Principal Receivables in the Trust represented by the Adjusted
             Invested Amount of Series 2003-A on the last day of the related Monthly Period ..                     $400,000,000.00
                                                                                                                   ---------------
                                                                                                   NOTE FACTORS
        3.  The amount of Principal Receivables in the Trust represented by the Class A
             Note Principal Balance on the last day of the related Monthly Period ............          1.0000     $320,000,000.00
                                                                                                                   ---------------

        4.  The amount of Principal Receivables in the Trust represented by the Class B Note
             Principal Balance on the last day of the related Monthly Period .................          1.0000     $ 37,000,000.00
                                                                                                                   ---------------

        5.  The amount of Principal Receivables in the Trust represented by the Class C Note
             Principal Balance on the last day of the related Monthly Period .................          1.0000     $ 29,000,000.00
                                                                                                                   ---------------

        6.  The amount of Principal Receivables in the trust represented by the Class D Note
             Principal Balance on the last day of the related Monthly Period .................          1.0000     $ 14,000,000.00
                                                                                                                   ---------------

        7.  The Floating Investor Percentage with respect to the period:

        July 1, 2003 through July 16, 2003 ...................................................                          14.8778454%
                                                                                                                   ---------------
        July 17, 2003 through July 31, 2003 ..................................................                          14.5820218%
                                                                                                                   ---------------

        8.  The Fixed Investor Percentage with respect to the period:

        July 1, 2003 through July 16, 2003 ...................................................                                 N/A
                                                                                                                   ---------------
        July 17, 2003 through July 31, 2003 ..................................................                                 N/A
                                                                                                                   ---------------

        9. The amount of Investor Principal Collections applicable to Series 2003-A ..........                     $ 80,450,057.89
                                                                                                                   ---------------

        10a. The amount of the Investor Finance Charge Collections on deposit in the
              Collection Account on the Related Payment Date to be treated as Servicer
              Interchange ....................................................................                     $     83,333.33
                                                                                                                   ---------------

        10b.  The amount of Available Finance Charge Collections on deposit in the
               Collection Account on the related Payment Date ................................                     $  6,123,062.70
                                                                                                                   ---------------

        10c.  The amount of Available Finance Charge Collections not on deposit in the
               Collection Account on the related Payment Date pursuant to
               Section 8.04(a) of the Master Indenture .......................................                     $  1,441,335.36
                                                                                                                   ---------------

        11.  The Investor Default Amount for the related Monthly Period ......................                     $  3,073,342.24
                                                                                                                   ---------------

        12.  The Monthly Servicing Fee for the related Monthly Period ........................                     $    666,666.67
                                                                                                                   ---------------

        13.  Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period ..............................                               22.94%
                                                                                                                   ---------------

               b. The default rate for the related Monthly Period ............................                                9.22%
                                                                                                                   ---------------

               c. The Net Portfolio Yield for the related Monthly Period .....................                               13.72%
                                                                                                                   ---------------

               d.  The Base Rate for the related Monthly Period ..............................                                4.12%
                                                                                                                   ---------------

               e.  The Excess Spread Percentage for the related Monthly Period ...............                                9.60%
                                                                                                                   ---------------

               f.  The Quarterly Excess Spread Percentage for the related Monthly Period .....                                9.68%
                                                                                                                   ---------------

                       i) Excess Spread Percentage related to                     Jul-03                                      9.60%
                                                                                                                   ---------------

                       ii) Excess Spread Percentage related to                    Jun-03                                      9.73%
                                                                                                                   ---------------

                       iii) Excess Spread Percentage related to                   May-03                                      9.70%
                                                                                                                   ---------------

        14.  Floating Rate Determinations:

           LIBOR for the Interest Period from July 21 through and including August 19, 2003 ..                             1.10000%
                                                                                                                   ---------------

        15.  Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws
                    for the related Payment Date) ............................................                     $            --
                                                                                                                   ---------------

               b.  The Accumulation Shortfall with respect to the related Monthly Period .....                     $            --
                                                                                                                   ---------------

               c.  The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections ............                     $            --
                                                                                                                   ---------------

        16.  Reserve Account

               a.  The amount on deposit in the Reserve Account on the related Payment
                     Date (after taking into consideration deposits and withdraws for the
                     related Payment Date) ...................................................                     $            --
                                                                                                                   ---------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections ..............................................................                     $            --
                                                                                                                   ---------------

               c.  Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections ............                     $            --
                                                                                                                   ---------------

        17.  Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related Payment Date ...                     $  8,000,000.00
                                                                                                                   ---------------

               b.  The Available Cash Collateral Account Amount on the related Payment Date ..                     $  8,000,000.00
                                                                                                                   ---------------

        18.  Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period                     $            --
                                                                                                                   ---------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date ......................................................                     $            --
                                                                                                                   ---------------

        19.  The Monthly Principal Reallocation Amount for the related Monthly Period ........                     $            --
                                                                                                                   ---------------


                       Advanta Bank Corp.
                       as Servicer

                       By:  /s/  MARK SHAPIRO
                       Name: Mark Shapiro
                       Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                           PERIOD ENDING JULY 31, 2003


The information which is required to be prepared with respect to the Payment Date of August 20, 2003, and with respect to the performance of the Trust during the period of July 1, 2003 through July 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholder .......       $                 --
                                                                                                               --------------------

        2.  The amount of distribution in respect to principal payment to the Class B Noteholder .......       $                 --
                                                                                                               --------------------

        3.  The amount of distribution in respect to principal payment to the Class C Noteholder .......       $                 --
                                                                                                               --------------------

        4.  The amount of distribution in respect to principal payment to the Class D Noteholder .......       $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest ......................       $            2.46017
                                                                                                               --------------------

        2.  The amount of distribution in respect to the Class B Monthly Interest ......................       $            4.66295
                                                                                                               --------------------

        3.  The amount of distribution in respect to the Class C Monthly Interest ......................       $            8.81434
                                                                                                               --------------------

        4.  The amount of distribution in respect to the Class D Monthly Interest ......................       $           15.42267
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder ......................       $            2.46017
                                                                                                               --------------------

        2.  The total amount of distribution in respect to the Class B Noteholder ......................       $            4.66295
                                                                                                               --------------------

        3.  The total amount of distribution in respect to the Class C Noteholder ......................       $            8.81434
                                                                                                               --------------------

        4.  The total amount of distribution in respect to the Class D Noteholder ......................       $           15.42267
                                                                                                               --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables
             for the Monthly Period preceding such Payment Date ........................................       $     546,325,151.16
                                                                                                               --------------------

        2.  The aggregate amount of such Collections with respect to Finance Charge and
             Administrative Receivables for the Monthly Period preceding such Payment Date .............       $      51,812,969.34
                                                                                                               --------------------

        3.  Recoveries for the preceding Monthly Period ................................................       $         524,695.21
                                                                                                               --------------------

        4.  The Defaulted Amount for the preceding Monthly Period ......................................       $      21,012,826.98
                                                                                                               --------------------

        5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and
              the denominator is the average Receivables for the preceding Monthly Period ..............                       8.88%
                                                                                                               --------------------

        6.  The total amount of Principal Receivables in the trust at the beginning of the
              preceding Monthly Period .................................................................       $   2,688,561,350.34
                                                                                                               --------------------

        7.  The total amount of Principal Receivables in the trust as of the last day of the
              preceding Monthly Period .................................................................       $   2,719,132,253.52
                                                                                                               --------------------

        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
             the beginning of the preceding Monthly Period .............................................       $      64,516,185.35
                                                                                                               --------------------

        9.  The total amount of Finance Charge and Administrative Receivables in the Trust
             as of the last day of the preceding Monthly Period ........................................       $      64,621,014.37
                                                                                                               --------------------

        10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
               of the last day of the preceding Monthly Period .........................................       $   1,759,750,000.00
                                                                                                               --------------------

        11.  The Transferor Interest as of the last day of the preceding Monthly Period ................       $     959,382,253.52
                                                                                                               --------------------

        12.  The transferor percentage as of the last day of the preceding Monthly Period ..............                      35.28%
                                                                                                               --------------------

        13.  The Required Transferor Percentage ........................................................                       7.00%
                                                                                                               --------------------

        14.  The Required Transferor Interest ..........................................................       $     190,339,257.75
                                                                                                               --------------------

        15.  The monthly principal payment rate for the preceding Monthly Period .......................                     20.320%
                                                                                                               --------------------

        16.  The balance in the Excess Funding Account as of the last day of the preceding
               Monthly Period ..........................................................................       $                 --
                                                                                                               --------------------

        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                  Percentage                 Aggregate
                                                                   of Total                   Account
                                                                  Receivables                 Balance
                                                                  -----------            -----------------
                (a) Delinquent between 30 days and 59 days          1.751%                $ 48,732,797.90
                (b) Delinquent between 60 days and 89 days          1.265%                $ 35,217,278.11
                (c) Delinquent between 90 days and 119 days         1.196%                $ 33,286,640.46
                (d) Delinquent between 120 days and 149 days        0.998%                $ 27,774,255.42
                (e) Delinquent between 150 days and 179 days        0.948%                $ 26,399,625.55
                (f) Delinquent 180 days or greater                  0.000%                $      5,720.00
                                                                  ---------              -----------------
                (e) Aggregate                                       6.158%                $171,416,317.44
                                                                  =========              =================


V.  Information regarding Series 2003-B

        1.  The amount of Principal Receivables in the Trust  represented by the
             Invested Amount of Series 2003-B as of the last day of the related Monthly Period                  $   300,000,000.00
                                                                                                                ------------------

        2.  The amount of Principal Receivables in the Trust represented by the Adjusted
             Invested Amount of Series 2003-B on the last day of the related Monthly Period ...                 $   300,000,000.00
                                                                                                                ------------------
                                                                                                  NOTE FACTORS
        3.  The amount of Principal Receivables in the Trust represented by the Class A Note
             Principal Balance on the last day of the related Monthly Period ..................      1.0000     $   240,000,000.00
                                                                                                                ------------------

        4.  The amount of Principal Receivables in the Trust represented by the Class B Note
             Principal Balance on the last day of the related Monthly Period ..................      1.0000     $    27,750,000.00
                                                                                                                ------------------

        5.  The amount of Principal Receivables in the Trust represented by the Class C Note
             Principal Balance on the last day of the related Monthly Period ..................      1.0000     $    21,750,000.00
                                                                                                                ------------------

        6.  The amount of Principal Receivables in the trust represented by the Class D Note
             Principal Balance on the last day of the related Monthly Period ..................      1.0000     $    10,500,000.00
                                                                                                                ------------------

        7.  The Floating Investor Percentage with respect to the period:

        June 20, 2003 through June 25, 2003 ...................................................                         11.2292489%
                                                                                                                ------------------
        June 26, 2003 through June 30, 2003 ...................................................                         11.0158263%
                                                                                                                ------------------
        July 1, 2003 through July 16, 2003 ....................................................                         11.1583840%
                                                                                                                ------------------
        July 17, 2003 through July 31, 2003 ...................................................                         10.9365163%
                                                                                                                ------------------

        8.  The Fixed Investor Percentage with respect to the period:

        June 20, 2003 through June 25, 2003 ...................................................                                N/A
                                                                                                                ------------------
        June 26, 2003 through June 30, 2003 ...................................................                                N/A
                                                                                                                ------------------
        July 1, 2003 through July 16, 2003 ....................................................                                N/A
                                                                                                                ------------------
        July 17, 2003 through July 31, 2003 ...................................................                                N/A
                                                                                                                ------------------

        9. The amount of Investor Principal Collections applicable to Series 2003-B ...........                 $    82,820,854.95
                                                                                                                ------------------

        10a.  The amount of Available Finance Charge Collections on deposit in the
                 Collection Account on the related Payment Date ...............................                 $     6,330,519.73
                                                                                                                ------------------

        10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                  Section 8.04(a) of the Master Indenture .....................................                 $     1,753,755.44
                                                                                                                ------------------

        11.  The Investor Default Amount for the related Monthly Period .......................                 $     4,184,995.54
                                                                                                                ------------------

        12.  The Monthly Servicing Fee for the related Monthly Period .........................                 $       500,000.00
                                                                                                                ------------------

        13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ..............................                              32.34%
                                                                                                                ------------------

                b. The default rate for the related Monthly Period ............................                              16.74%
                                                                                                                ------------------

                c. The Net Portfolio Yield for the related Monthly Period .....................                              15.60%
                                                                                                                ------------------

                d.  The Base Rate for the related Monthly Period ..............................                               6.29%
                                                                                                                ------------------

                e.  The Excess Spread Percentage for the related Monthly Period ...............                               9.31%
                                                                                                                ------------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly Period .....                               9.31%
                                                                                                                ------------------

                       i) Excess Spread Percentage related to                            Jul-03                               9.31%
                                                                                                                ------------------

                       ii) Excess Spread Percentage related to                           Jun-03                                 NA
                                                                                                                ------------------

                       iii) Excess Spread Percentage related to                          May-03                                 NA
                                                                                                                ------------------

        14.  Trust yields from July 1 - July 31, 2003  (Disclosure purposes only)

                a. The cash yield for the related period ......................................                              22.94%
                                                                                                                ------------------

                b. The default rate for the related period ....................................                               9.22%
                                                                                                                ------------------

                c. The Net Portfolio Yield for the related period .............................                              13.72%
                                                                                                                ------------------

        15.  Floating Rate Determinations:

           LIBOR for the Interest Period from June 20 through and including July 20, 2003 .....                            1.10375%
                                                                                                                ------------------
           LIBOR for the Interest Period from July 21 through and including August 19, 2003 ...                            1.10000%
                                                                                                                ------------------

        16.  Principal Funding Account

                a.  The amount on deposit in the Principal Funding Account on the related
                     Payment Date (after taking into consideration deposits and withdraws
                     for the related Payment Date) ............................................                 $               --
                                                                                                                ------------------

                b.  The Accumulation Shortfall with respect to the related Monthly Period .....                 $               --
                                                                                                                ------------------

                c.  The Principal Funding Investment Proceeds deposited in the Collection
                     Account to be treated as Available Finance Charge Collections ............                 $               --
                                                                                                                ------------------

        17.  Reserve Account

                a.  The amount on deposit in the Reserve Account on the related Payment
                      Date (after taking into consideration deposits and withdraws for the
                      related Payment Date) ...................................................                 $               --
                                                                                                                ------------------

                b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                     Collections ..............................................................                 $               --
                                                                                                                ------------------

                c.  Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections ............                 $               --
                                                                                                                ------------------

        18.  Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related Payment Date ...                 $     6,750,000.00
                                                                                                                ------------------

                b.  The Available Cash Collateral Account Amount on the related Payment Date ..                 $     6,750,000.00
                                                                                                                ------------------

        19.  Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period                 $               --
                                                                                                                ------------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed
                     on the Payment Date ......................................................                 $               --
                                                                                                                ------------------

        20.  The Monthly Principal Reallocation Amount for the related Monthly Period .........                 $               --
                                                                                                                ------------------


                       Advanta Bank Corp.
                       as Servicer

                       By: /s/  MARK SHAPIRO
                       Name: Mark Shapiro
                       Title:  Assistant Vice President - Structured Finance